UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Jackson Financial Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan		48951
(Address of principal executive offices)		(Zip Code)
(517) 381-5500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

Jackson Financial Inc. (the “Company”) is filing this Current Report on Form 8-K to disclose that it recast the financial statements in its Annual Report on Form 10-K for the fiscal years ended December 31, 2022 and 2021 filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023 (the "2022 Annual Report on Form 10-K"). The recast financial statements in the 2022 Annual Report on Form 10-K reflect the modified retrospective adoption, except for market risk benefits for which we applied a full retrospective transition approach, of U.S. GAAP Accounting Standards Update (“ASU”) 2018-12, related to Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”), and is included as Exhibit 99.1 to this Current Report on Form 8-K.

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 9, 2023 (the “2023 Quarterly Report”), we implemented the modified retrospective adoption, except for market risk benefits for which we applied a full retrospective transition approach, of LDTI.

We revised the following sections of the 2022 Annual Report on Form 10-K to reflect the adoption of LDTI:
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and
•Part II, Item 8. Financial Statements and Supplementary Data

Unaffected items and unaffected portions of the 2022 Annual Report on Form 10-K have not been repeated in, and are not amended or modified by, Exhibit 99.1, other than as required to reflect our adoption of LDTI or as noted in the financial statements contained therein. Reference is made to “Principal Definitions, Abbreviations and Acronyms Used in the Text and Notes to this Report” in Part I of the 2022 Annual Report on Form 10-K for defined terms, abbreviations and acronyms used in Exhibit 99.1.

Exhibit 99.1 to this Current Report on Form 8-K does not reflect events that occurred after we filed the 2022 Annual Report on Form 10-K on March 1, 2023, except as otherwise noted therein. More current information is contained in the Company's filings subsequent to March 1, 2023, including the 2023 Quarterly Report, which also includes important information regarding forward-looking statements, events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2022 Annual Report on Form 10-K. Accordingly, Exhibit 99.1 should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2022 Annual Report on Form 10-K.

Forward-Looking Statements

The information in this document (including Exhibit 99.1) contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this document not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in the Company’s reports filed with the U.S. Securities and Exchange Commission. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

Certain financial data included in this document (including Exhibit 99.1) consists of non-GAAP ("Generally Accepted Accounting Principles") financial measures. These non- GAAP financial measures may not be comparable to similarly titled measures presented by other entities, nor should they be construed as an alternative to other financial measures determined in accordance with U.S. GAAP. Although the Company believes these non-GAAP financial measures provide useful information to investors in measuring the financial performance and condition of its business, investors are cautioned not to place undue reliance on any non-GAAP financial measures and ratios included in this document. A reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found in the “Non-GAAP Financial Measures” in Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1
Updates, where applicable, to Part II, Item 7 and Part II, Item 8 Jackson Financial Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC on March 1, 2023.

101.INS*	Inline XBRL Instance Document – The instance document does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document
101.SCH*	Inline XBRL Taxonomy Extension Schema Document
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACKSON FINANCIAL INC.

	By:	/s/ Marcia Wadsten
Marcia Wadsten
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: May 10, 2023